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                                                                   EXHIBIT 10.9


                              NCR WORLDSHARES PLAN


1. PURPOSE: The purpose of the NCR WorldShares Plan (the "Plan") is to advance the interests of Company, its Subsidiaries and Affiliates by giving substantially all Employees a stake in the Company's future growth, in the form of stock options, thereby improving such Employees' long-term incentives and aligning their interests with those of the Company's shareholders.

2. DEFINITIONS: For purposes of this Plan:

   (a) "Affiliate" shall mean any entity in which the Company has an ownership interest of more than 50%.

   (b) "Board" shall mean the Board of Directors of the Company.

   (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

   (d) "Common Stock" shall mean the Company's common stock.

   (e) "Company" shall mean NCR Corporation.

   (f) "Disability" or "Disabled" shall mean qualifying for and receiving payments under a long-term disability pay plan maintained by the Company or any Subsidiary or Affiliate or as required by or available under applicable local law.

   (g) "Employee" shall mean any individual employed by the Company or any Subsidiary or Affiliate excluding leased employees within the meaning of Section 414(n) of the Code, and excluding "payroll service or agency employees" as defined in the following sentence. "Payroll service or agency employee" means an individual (i) for whom the direct payor of compensation with respect to the performance of services for the Company or any Subsidiary or Affiliate is any outside entity, including but not limited to a payroll service or temporary employment agency. rather than by the NCR internal corporate payroll system, or
(ii) who is paid directly by the Company or any Subsidiary or Affiliate, but not through an internal corporate payroll system (e.g., through purchase order accounts). The determination whether an individual is a "payroll service or agency employee" shall be made solely according to the method of paying the individual for services, without regard to whether the individual is considered a common law employee of the Company for any other purpose, and such determination will be within the discretionary authority of the plan administrator.

   (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   (i) "Fair Market Value" shall mean the average of the high and low sale prices of a share of Common Stock on the U.S. stock exchange on which the Common Stock is listed on the date of measurement or on any date as determined by the Committee and if there were no trades on such date, on the day on which a trade occurred next following such date.


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         (j) "Retirement" shall mean termination of the employment of an
Employee with the Company or any Subsidiary or Affiliate on a date on which the Employee is eligible to immediately begin receiving pension benefits from a pension plan sponsored by the Company, Subsidiary or Affiliate (excluding PensionPlus payments from the NCR Pension Plan).

         (k) "'Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" in Section 424 of the Code.

3. SHARES AVAILABLE FOR OPTIONS: The amount of shares of the Company's stock which may be issued for options granted under the Plan shall not exceed 6.6% of the total authorized shares, subject to adjustment under Section 9 hereof.

4. ADMINISTRATION: The Plan shall be administered under the supervision of the Board of Directors of the Company by the Compensation Committee of the Board.

         The Committee, from time to time, may adopt rules and regulations for carrying out the provisions and purposes of the Plan and make such other determinations, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate. The interpretation and construction of any provision of the Plan by the Committee shall, unless otherwise determined by the Board of Directors, be final and conclusive.

         Notwithstanding the foregoing, the Committee may designate persons other than members of the Committee to carry out such responsibilities of the Committee under the Plan as it may deem appropriate. The delegation of responsibilities will be effected by written instrument executed by the Committee.

5. ELIGIBILITY: An option may be granted to an Employee who is actively employed with the Company or any Subsidiary or Affiliate on the grant date.

         The adoption of this Plan shall not be deemed to give any Employee any right to be granted an option to purchase Common Stock of the Company, except to the extent and upon such terms and conditions as may be determined by the Committee.

6. STOCK OPTIONS: Stock options under the Plan shall consist of nonqualified stock options.

         Each option shall be subject to the following terms and conditions:

         (a) GRANT OF OPTIONS. The Committee shall (1) determine the date(s) on which options may be granted, (2) select the Employees to whom options may be granted or offered subject to collective bargaining where required, (3) determine the number of shares to be covered by each option so granted, (4) determine the terms and conditions (not inconsistent with the Plan) of any option granted hereunder (including but not limited to restrictions upon the options, conditions of their exercise, or on the shares of Common Stock issuable upon exercise thereof),


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and (5) prescribe the form of the instruments necessary or advisable in the administration of options.

          (b) TERMS AND CONDITIONS OF OPTION. Any option granted under the Plan shall be evidenced by a Stock Option Statement executed by the Company, in such form as the Committee shall approve, which statement shall be subject to the following terms and conditions and shall contain such additional terms and conditions not inconsistent with the Plan.

                  (1) NUMBER OF SHARES SUBJECT TO AN OPTION. The Stock Option Statement shall specify the number of shares of Common Stock subject to the Statement.

                  (2) OPTION PRICE. The purchase price per share of Common Stock purchasable under an option will be determined by the Committee but will be not less than the Fair Market Value in U.S. dollars of a share of Common Stock on the date of the grant of such option.

                  (3) OPTION PERIOD. The period of each option shall be fixed by the Committee, but no option shall be exercisable after the expiration of five years from the date the option is granted.

                  (4) CONSIDERATION. Each optionee, as consideration for the grant of an option, shall remain in the continuous employ of the Company or of one of its Subsidiaries or Affiliates for at least one year from the date of the granting of such option, unless an optionee terminates employment with the Company due to death, Retirement or Disability. No option shall be exercisable until after the completion of one year from the date of grant.

                  (5) EXERCISE OF OPTION.

                      (a) An option must be exercised for the full number of
                  optioned shares at one time.

                      (b) An option shall be exercised according to procedures
                  established by the Committee and communicated to participants, which may include any or all of the following methods:

                            (i) Delivery of written notice to the Company or its
                      designee of intention to exercise, including a certified personal check, certified broker's check or bank draft to cover the exercise price and applicable Withholding Tax (as defined in Section 9 below);

                            (ii) Delivery of written notice to the Company or
                      its designee of intention to exercise, including a certified personal check, certified broker's check or bank draft to cover the exercise price and the authorization for the


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                      Company or its designee to withhold the appropriate number of shares being exercised to cover the applicable Withholding Tax;

                            (iii) Delivery of written or verbal notice to the
                      Company or its designee of intention to exercise the option by means of selling the appropriate number of shares to cover the exercise price, broker's commissions and other related expenses, if any, and the authorization for the Company or its designee to withhold the appropriate number of shares being exercised to cover the Withholding Tax. The remainder of the shares exercised will be delivered to the optionee in Common Stock or cash;

                            (iv) Delivery of written or verbal notice to the
                      Company or its designee of intention to exercise the option by means of selling all the shares, and the authorization for the company or its designee to withhold the appropriate amount of cash to cover the exercise price, broker's commissions and other related expenses, if any, and to deliver the remainder of the cash to the optionee.

                      (c) The Company shall have the authority to establish
                  procedures under all methods, including without limitation the designation of the brokerage firm or firms through which exercises shall be effected.

                      (d) All payments under all of the methods indicated in (b)
                  above shall be paid in U.S. dollars.

                      (e) Except as provided in subsections (7), (8), (9), and
                  (10), an optionee must be an Employee at the time of exercise of an option.

                  (6) NONTRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and such option shall be exercisable, during the optionee's lifetime, only by the optionee.

                  (7) TERMINATION. An optionee whose employment is terminated by the optionee or the Company or any Subsidiary or Affiliate (other than by Retirement, Disability or death) subsequent to the first anniversary of the grant date may exercise such option until the earlier of 59 days from the optionee's termination date or the expiration of the option period set forth therein. In the case of an optionee whose employment is so terminated (other than by Retirement, Disability or death) prior to the first anniversary of the grant date, the option will be forfeited, except as provided in Section 11. For purposes of this Subsection (7), an optionee employed by a Subsidiary, Affiliate or business unit of the Company that is sold or otherwise divested from the Company shall be considered to have terminated employment with the Company as of the effective date of the divestiture.



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                  (8) RETIREMENT. An optionee whose employment is terminated due to Retirement from the Company or any Subsidiary or Affiliate may exercise such option on or after the first anniversary of the date the option was granted, but in no event after the expiration of the option period set forth therein.

                  (9) DISABILITY. An optionee who ceases to be actively employed by reason of Disability may exercise such option on or after the first anniversary of the date the option was granted, but in no event after the expiration of the option period set forth therein.

                  (10) DEATH. In the event of the death of the optionee

                           (a) while in the employ of the Company or of any of
                  its Subsidiaries or Affiliates, the option shall be exercisable after the first anniversary of the grant date by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, but in no event after the expiration of the option period set forth therein,

                           (b) after Retirement or Disability, the option shall
                  be exercisable after the first anniversary of the grant date by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, but in no event after the expiration of the option period set forth therein,

                           (c) within 59 days after a termination of employment
                  described in the first sentence of Section 6(b)(7), the option shall be exercisable by the executors, administrators, legatees or distributees of the optionee's estate, as the case may be, until the earlier of one year from the date of death or the expiration of the option period set forth therein.

                  In the event any option is exercised by the executors, administrators, legatees or distributees of the estate of a deceased optionee, the Company shall be under no obligation to issue stock thereunder unless and until the Company is satisfied that the person or persons exercising the option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

7. DETERMINATION OF BREACH OF CONDITIONS: The determination of the Committee as to whether an event has occurred resulting in a forfeiture or a termination or reduction of the Company's obligations in accordance with the provisions of the Plan shall be conclusive.

8. ADJUSTMENT IN THE EVENT OF CHANGE IN STOCK: In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, reverse stock split, spin off or similar transaction or other change in corporate structure affecting the Common Stock, such adjustments and other substitutions shall be made to the Plan and to options granted under the Plan as the Committee in its sole discretion deems equitable or appropriate, including without limitation such adjustments in the aggregate number, class and kind of shares which may be delivered under the Plan, in the aggregate or to any one Participant, in the number, class, kind and


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



option or exercise price of shares subject to outstanding options granted under the Plan, and in the number, class and kind of shares subject to awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion, provided that the number of shares or other securities subject to any award shall always be a whole number.

9. TAXES: In connection with the transfer of shares of Common Stock to an optionee (or at such earlier date as may be required by local law), the Company will require the optionee to pay the amount required by any applicable governmental entity to be withheld or otherwise deducted and paid with respect to such transfer ("Withholding Tax"), as set forth in Section 5 or otherwise, subject to Section 10 hereof.

10. EMPLOYEES BASED OUTSIDE OF THE UNITED STATES: Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company, its Affiliates and its Subsidiaries operate or have Employees, the Board or the Committee, in their sole discretion, shall have the power and authority to (i) determine which Employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any options granted to Employees who are employed outside the United States (including the grant of stock appreciation rights, as described in the following paragraph, in lieu of nonqualified stock options), and (iii) establish sub-plans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable. Any sub-plans and modifications to Plan terms and procedures established under this
Section 10 by the Board or the Committee shall be attached to this Plan document as Appendices.

The Board or the Committee in their discretion may grant stock appreciation rights in lieu of nonqualified stock options to Employees employed outside the United States. A stock appreciation right shall provide an Employee the right to receive in cash the difference between the Fair Market Value of a share of Common Stock on the grant date and the exercise date, and otherwise shall have the same terms and conditions as a nonqualified stock option granted hereunder.

11. CHANGE IN CONTROL: In the event of a Change in Control (as defined below) all then outstanding options under this Plan shall become immediately nonforfeitable and exercisable notwithstanding any provisions of the Plan to the contrary. For the purpose of this Plan a "Change in Control" shall mean any of the following events:

                  (i) An acquisition by any individual, entity or group (within the meaning of Article 13(d)(3) or 14(d)(2) of the Exchange Act) (an "Entity") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition, directly from the Company,


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other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

                  (ii) A change in the composition of the Board such that the individuals who, as of January 1, 1997, constitute the Board (such Board shall he hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to January 1, 1997, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this provision) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be so considered as a member of the Incumbent Board; or

                  (iii) The approval by the stockholders of the Company of a merger, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of the Company (each, a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly by consummation); excluding, however, such a Corporate Transaction pursuant to which (A) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation or other Person (as defined in the following paragraph) which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries (a "Parent
Company")) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company voting Securities, as the case may be, (B) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, such corporation resulting from such Corporate Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, such Parent Company) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in


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



the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Corporate Transaction, and (C) individuals who were members of the incumbent Board will immediately after the consummation of the Corporate Transaction constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (A) above is satisfied in connection with the applicable Corporate Transaction, of the Parent Company); or

                  (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

As used herein, "Person" means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, limited liability company, other entity or government or political subdivision thereof.

12. AMENDMENT OF THE PLAN: The Board of Directors may amend or suspend the Plan at any time and from time to time. No such amendment of the Plan may, however, without the written consent of the optionee, adversely affect or impair any option.

13. MISCELLANEOUS: By accepting any benefits under the Plan, each optionee and each person claiming under or through such optionee shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or made to be taken or made under the Plan by the Company, the Board, or the Committee. No participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in the Plan or in any option thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Agreement that affect such participant or such other person shall have been complied with. Nothing contained in the Plan or in any Agreement shall require the Company to segregate or earmark any cash or other property. Neither the adoption of the Plan nor its operation shall in any way affect the rights and powers of the Company or any of its Subsidiaries or Affiliates to dismiss and/or discharge any Employee at any time.

The Company shall not be required to issue or deliver any certificates for shares of Common Stock purchased upon the exercise of any option granted under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which the stock may then be listed, (ii) the completion of any registration or other qualification of such shares under any state or federal law or rulings or regulations of any governmental regulatory body, (iii) the obtaining of any consent or approval or other clearance from any governmental agency, which the Company shall, in its sole discretion, determine to be necessary or advisable, and (iv) the payment to the Company, upon its demand, of any amount requested by the Company for the purpose of satisfying its liability, if any, to withhold federal, state or local income or earnings tax or any other applicable tax or assessment (plus interest or penalties thereon, if any caused by a delay in making such payment) incurred by reason of the exercise of any option granted under the Plan or the transfer of shares thereupon.

14. TERM OF THE PLAN: The Plan shall become effective as of January 1, 1997. The Plan shall terminate on January 1, 2007, or at such earlier date as may be determined by the Board of


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Directors. Termination of the Plan, however, shall not affect the rights of optionees under options theretofore granted to them, and all unexpired options shall continue in force and operation after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

15. GOVERNING LAW: This Plan, and the validity and construction of any options granted hereunder, shall be governed by the laws of the State of Ohio.

         IN WITNESS WHEREOF, the Company has caused this Plan to be executed effective as of January 1, 1997.

                             FOR NCR CORPORATION



                             By: /s/ Richard H. Evans
                                 _______________________________________________

                                   Richard H. Evans
                                   Senior Vice President, Global Human Resources




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


                                   APPENDIX A

                               SUB-PLAN FOR FRANCE


Pursuant to Section 10 of the NCR WorldShares Plan, the following shall constitute the plan document for a sub-plan that applies to Employees in France. The plan document for the NCR WorldShares Plan shall be attached as an Appendix to the following French sub-plan.


                        RULES OF THE NCR WORLDSHARES PLAN
                              FOR FRENCH EMPLOYEES

1. INTRODUCTION.

         The shareholders of NCR Corporation (the "Company") have established the Company's WorldShares Plan (the "U.S. Plan") for the benefit of certain employees of the Company, its parent and subsidiary companies, including its French subsidiary, NCR France, S.A. (the "Subsidiary") of which the Company holds directly 100% of the capital. Section 10 of the U.S. Plan specifically authorizes the Board of Directors of the Company (the "Board") to establish rules applicable to options granted under the U.S. Plan (including those in France) as the Board deems advisable. The Board has determined that it is advisable to establish a sub-plan for the purposes of permitting such options to qualify for favorable local tax and social treatment. The Board, therefore, intends to establish a sub-plan of the U.S. Plan for the purpose of granting options which qualify for the favorable tax and social treatment in France applicable to options granted under the Law n(degree)70-1322 of December 31, 1970, as subsequently amended, to qualifying employees who are resident in France for French tax purposes. The terms of the U.S. Plan, as adopted effective January 1, 1997 and as set out in Appendix 1 hereto, shall, subject to the modifications in the following rules, constitute the NCR WorldShares Plan for French Employees (the "French Plan").

2. DEFINITIONS.

         Terms used in the French Plan shall have the same meanings as set forth in the U.S. Plan.

         In addition, the term "Option" shall have the following meaning:

         a. Purchase options, that are rights to acquire shares repurchased by the Company prior to the grant of said options; or

         b. Subscription options, that are rights to subscribe newly issued shares.



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

3. ENTITLEMENT TO PARTICIPATE.

         Any individual who is an employee or corporate executive of the Subsidiary shall be eligible to receive options under the French Plan provided that he or she also satisfies the eligibility conditions of Section 5 of the U.S. Plan. Options may not be issued under the French Plan to employees or executives owning more than ten percent (10%) of the Company's capital shares or to individuals other than employees and corporate executives of the Subsidiary.

4. OPTION PRICE.

         The option price per share of common stock payable pursuant to options issued hereunder shall be fixed by the Compensation Committee of the Board (the "Committee") on the date the option is granted, but in no event shall the option price per share be less than the greater of:

        a. with respect to purchase options over the common stock, the higher of either 95% of the average quotation price of such common stock during the 20 days of quotation immediately preceding the grant date or 95% of the average purchase price paid for such common stock by the Company;

        b. with respect to subscription options over the common stock, 95% of the average quotation price of such common stock during the 20 days of quotation immediately preceding the grant date; and

        c.     the minimum option exercise price permitted under the U.S. Plan.

EXERCISE OF AN OPTION.

         Upon exercise of an option, the full option price will have to be paid either by check or credit transfer.

         The shares acquired upon exercise of an option will be recorded in an account in the name of the shareholder.

CHANGES IN CAPITALIZATION.

         In compliance with French law, the option price shall not be modified during the option's duration. Adjustments to the option exercise price or number of shares subject to an option issued hereunder shall be made to preclude the dilution or enlargement of benefits under such option only in the case of one or more of the following transactions by the Company:

        a.     an increase of corporate capital by cash contribution;

        b.     an issuance of convertible or exchangeable bonds;

        c. a capitalization of retained earnings, profits, or issuance premiums;




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






        d.     a distribution of retained earnings by payment in cash or shares;
               and

        e.     a reduction of corporate capital by set off against losses.

7. DEATH.

         In the event of the death of a French Optionee, said individual's heirs may exercise the option within six months following the death, but any option which remains unexercised shall expire six months following the date of the Optionee's death.

8. INTERPRETATION.

         It is intended that options granted under the French Plan shall qualify for the favorable tax and social treatment applicable to stock options granted under the Law n(degree)70-1322 of December 31, 1970, as subsequently amended, and in accordance with the relevant provisions set forth by French tax law and the French tax administration. The terms of the French Plan shall be interpreted accordingly.

9. AMENDMENTS.

         Subject to the terms of the U.S. Plan, the Board and the Committee reserves the right to amend or terminate the French Plan at any time.

10. ADOPTION.

         The French Plan was adopted by the Board of Directors of NCR Corporation effective as of January 1, 1997.

                               FOR NCR CORPORATION



                               By: /s/ Richard H. Evans
                                  ---------------------------------------------
                                  Richard H. Evans
                                  Senior Vice President, Global Human Resources



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

                                   APPENDIX B

                           MODIFICATION FOR HONG KONG


         Pursuant to Section 10 of the NCR WorldShares Plan, the following modification shall apply to employees working in Hong Kong:

Notwithstanding any terms or conditions contained herein, no acceleration of vesting shall occur upon termination of employment (including, without limitation, death, Disability, Retirement or Change in Control) with respect to employees working in Hong Kong at the time of grant or upon termination of employment. With regard to such employees working in Hong Kong, if the employee's employment terminates with the Company or its Hong Kong subsidiary, for any reason after the anniversary of the grant date, an unexercised option may thereafter be exercised during the period ending 3 months after the date of such termination of employment, but only to the extent to which the option was vested at the time of such termination of employment.

                              FOR NCR CORPORATION


                              By: /s/ Richard H. Evans
                                 ---------------------------------------------
                                 Richard H. Evans
                                 Senior Vice President, Global Human Resources



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

                         APPENDIX C TO WORLDSHARES PLAN

                           SUB-PLAN FOR UNITED KINGDOM


Pursuant to Section 10 of the NCR WorldShares Plan, the following shall constitute the plan document for a sub-plan that applies to Employees in the United Kingdom. The plan document for the NCR WorldShares Plan shall be attached as an Appendix to the following United Kingdom sub-plan.


                     RULES OF UK SUB-PLAN OF NCR WORLDSHARES
                                STOCK OPTION PLAN


1. ADOPTION OF THE UK SUB-PLAN.

         NCR Corporation ("the Company") has established this UK Sub-Plan ("the UK Sub- Plan") of the NCR Worldshares Stock Option Plan ("the US Plan") for the purpose of granting rights to acquire shares of common stock of the Company ("Options") to employees of it and its subsidiaries in the United Kingdom. The UK Sub-Plan is intended to qualify as an approved share option plan under
Schedule 9 to the Income and Corporation Taxes Act 1988. The UK Sub-Plan shall not permit the grant of stock appreciation rights in lieu of Options or otherwise.

2. THE US PLAN.

         The US Plan attached as an Appendix to these Rules shall apply to the UK Sub-Plan subject to the additional restrictions and amendments specified below. References to Schedule 9 are to Schedule 9 to the Income and Corporation Taxes Act 1988.

3. SHARES.

         The shares of common stock of the Company in respect of which Options may be granted under the UK Sub-Plan must satisfy the conditions specified in paragraphs 10 to 14 inclusive of Schedule 9 both at the time of grant and at the time of exercise.

4. MARKET VALUE.

         For all purposes of the UK Sub-Plan, the Fair Market Value of shares of common stock of the Company shall mean:

         a. on any day when the shares are listed on the New York Stock Exchange, the average of the high and low sale prices of a share on that day or, if there were no trades on that day, on the day on which a trade occurred next preceding that day;

         b. on any day when the shares are not listed on the New York Stock Exchange, the market value of a share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance for the purposes of the UK Sub-Plan with the Inland Revenue Shares Valuation Division.

5. ELIGIBILITY.

5.1 The description of eligible persons in Section 2 (g) of the US Plan shall not include any person who is precluded by paragraph 8 of Schedule 9 from participating in a UK Revenue approved share scheme. In addition an eligible person who is a director must be required to devote to his or her duties at least 25 hours per week excluding meal breaks.

5.2 The Affiliates and Subsidiaries of the Company referred to in Section 2 (a) and (k) of the US Plan shall include, for purposes of the UK Sub-Plan, only those Affiliates and Subsidiaries of which the Company has control within the meaning of Section 840 of the Income and Corporation Taxes Act 1988.

5.3 The grant of Options under the UK Sub-Plan shall be subject to the restriction that no Option shall be granted to an individual under the UK Sub-Plan or any other UK Revenue approved share option plan operated by the Company (not being a UK Revenue approved savings related share option plan) if immediately following such grant the individual would hold Options with an aggregate Market Value in excess of (pound)30,000, determined on the basis of the Market Value of shares of common stock of the Company at the date(s) of grant of the relevant Options.

6.  CONDITIONS.

         No conditions may be imposed by the Committee pursuant to the third sentence in Section 6 (a) of the US Plan to the extent that they affect the UK Sub-Plan without the approval of the Board of Inland Revenue. If such conditions involve the satisfaction of performance criteria, those criteria must be of an objective nature.

7.  CONSIDERATION

         The first sentence of Section 6(b)(4) of the U.S. Plan shall not apply for purposes of the UK Sub-Plan. The second sentence of Section 6(b)(4) shall be modified as follows:

         "No option shall be exercisable until after the completion of one year's employment with the Company or one of its Subsidiaries or Affiliates following the date of grant."

8. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

8.1 The provisions of section 8 of the US Plan concerning the adjustment of Options shall be subject to the requirement that all such adjustments must be certified in writing by the Company's auditors for the time being as being fair and reasonable and that no adjustment in respect of subsisting Options or of Options to be granted in future under the UK Sub-Plan shall take effect without the prior approval of the Board of Inland Revenue.

8.2 No adjustment may be made under the UK Sub-Plan pursuant to Section 8 of the US Plan in relation to a spin-off, stock dividend, merger, liquidation or other similar changes in capitalization and class of securities.

9. EXCLUSION.

         The provision in Section 10 of the US Plan for the grant of stock appreciation rights in lieu of Options shall not apply for purposes of the UK Sub-Plan.

10. EXERCISE OF OPTIONS.

10.1 The provisions of Section 6(5) of the US Plan relating to the exercise of Options shall be subject to the additional restriction that no Option may be exercised by an Option holder at any time when he is precluded by paragraph 8 of
Schedule 9 from participating in the UK Sub-Plan.

10.2 Rule 6(b)(5)(iii) of the US Plan shall not apply for purposes of the UK Sub-Plan.

10.3 For purposes of options granted under the UK Sub-Plan, the provisions of
Section 6(b)(10) of the US Plan relating to the exercise of options after the death of an optionee shall be subject to the proviso that no option may be exercised more than 12 months after the death of an optionee.

10.4 Shares must be allotted within 30 days after the date of exercise.

10.5 Shares acquired on the exercise of Options shall, except for any rights determined by reference to a date preceding the date of allotment, rank pari passu with other shares of the same class in issue at the date of allotment.

11. AMENDMENTS.

11.1 No amendment to the US Plan or the UK Sub-Plan which is made pursuant to
Section 12 of the US Plan and which affects the UK Sub-Plan shall take effect in respect of the UK Sub-Plan until it has been approved by the Board of Inland Revenue.

11.2 No amendment to the Stock Option Statement approved by the Board of Inland Revenue for use in connection with the UK Sub-Plan shall take effect until it has been approved by the Board of Inland Revenue.

12. RELEASE OF OPTIONS ON CHANGE OF CONTROL.

12.1 In the event of any company ("the Acquiring Company") obtaining control of the Company as a result of making a general offer to acquire the whole of the issued ordinary share capital of the Company which is made on a condition such that if it is satisfied the person making the offer will have control of the Company, or to acquire all the shares in the Company which are of the same class as the shares subject to a subsisting Option granted under the UK Sub-Plan ("the Old Option"), the Option holder (or the Company on behalf of the Option holder) may seek the agreement of the Acquiring Company and, if such agreement is obtained, the Option holder may release the Old Option in consideration of the grant of a new option ("the New Option") which satisfies the following conditions:

12.1.1  a.         it is over shares in the Acquiring Company or in a company which has control of the Acquiring Company which satisfy the conditions specified in paragraphs 10 to 14 inclusive of
                   Schedule 9 to the Income and Corporation Taxes Act 1988;




12.1.2 b.          is a right to acquire such number of such shares as has on acquisition of the New Option an aggregate Fair Market Value equal to the aggregate Fair Market Value of the shares subject to the Old Option on its disposal;



12.1.3 c.          has an option price per share such that the aggregate price payable on complete exercise equals the aggregate price which would have been payable on complete exercise of the Old Option; and



12.1.4 d.          is otherwise identical in terms of the Old Option.



12.2 The New Option shall, for all other purposes of the UK Sub-Plan, be treated as having been acquired at the same time as the Old Option which is released in consideration for the grant of the New Option.

12.3 Where any New Option is granted pursuant to this Rule 11, the provisions of the UK Sub- Plan shall, in relation to the New Option, be construed as if references to the Company and the shares were references to the Acquiring Company or, as the case may be, to the other company to whose shares the New Option relates and to the shares in that other company.

12.4 The release of the Old Option and the grant of a New Option under this Rule 12 will take place within the period of six months beginning with the time when the person making the offer has obtained control of the Company and any conditions subject to which the offer is made are satisfied.

                          FOR NCR CORPORATION


                          By:   /s/ Richard H. Evans
                                ---------------------------------------------
                                Richard H. Evans
                                Senior Vice President, Global Human Resources

                         APPENDIX D TO WORLDSHARES PLAN


                        MODIFICATION FOR THE NETHERLANDS


         Pursuant to Section 10 of the NCR WorldShares Plan, the following modification shall apply to employees working in The Netherlands:

Notwithstanding any terms or conditions contained herein, options shall be fully vested and exercisable at grant, however, if exercised during the first year after grant, the stock received upon exercise cannot be sold until the first anniversary of the date of grant.

                         FOR NCR CORPORATION


                         By:  /s/ Richard H. Evans
                              ----------------------------------------------
                               Richard H. Evans
                               Senior Vice President, Global Human Resources

                             FIRST AMENDMENT TO THE
                              NCR WORLDSHARES PLAN

        AMENDMENT TO THE NCR WORLDSHARES PLAN (the "Plan") as adopted effective January 1, 1997 by NCR Corporation (the "Company").

        WHEREAS, the Company desires to amend the Plan to provide the Compensation Committee with discretion to determine the fair market value of common stock of the Company for purpose of grants under the Plan;

        NOW, THEREFORE, the Company does hereby amend the Plan as follows:

                1. Section 2(i) of the Plan is hereby amended in its entirety to read as follows:

                        "Fair Market Value" shall mean, unless otherwise determined by the Committee, the average of the high and low sale prices of a share of Common Stock on the U.S. stock exchange on which the Common Stock is listed on the date of measurement or on any date as determined by the Committee and if there were no trades on such date, on the day on which a trade occurred next preceding such date.''

        IN WITNESS WHEREOF, the Company has caused this amendment to the Plan to be executed effective as of January 1, 1997.

                                   FOR NCR CORPORATION


                                   By: /s/ Richard H. Evans
                                   ---------------------------------------------
                                   Richard H. Evans
                                   Senior Vice President, Global Human Resources